UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 12, 2024

NCR ATLEOS CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 001-41728

Maryland	92-3588560
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
864 Spring Street NW
Atlanta, GA 30308
(Address of principal executive offices and zip code)
Registrant's telephone number, including area code: (937) 445-1936

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NATL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).        Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 12, 2024, the Compensation & Human Resource Committee (the "Committee") of the Board of Directors of NCR Atleos Corporation (the "Company") adopted a form of performance-based restricted stock unit award agreement (the "PRSU Award Agreement") to be used to grant performance based equity awards to the Company's executive leadership team under the Company's previously disclosed 2023 Stock Incentive Plan. The amount of performance-based RSUs that will become earned and vested will be determined based on the achievement of total stockholder return of the Company relative to a group of peer companies over a three-year performance period, and subject to continued employment or service by the executive. The vesting of the performance-based RSUs will be accelerated in certain circumstances following a change in control, or a qualifying termination, subject to the terms and conditions set forth in the Award Agreement.

On February 12, 2024, the Committee also adopted a form of time-based restricted stock unit award agreement (the "Time-based Award Agreement," and collectively with the PRSU Award Agreement, the "Award Agreements") to be used to grant time-based equity awards to the Company's executive leadership team under the Company's previously disclosed 2023 Stock Incentive Plan. The time-based RSUs will vest on an annual basis in 33.33% increments subject to continued employment or service by the executive. The vesting of the time-based RSUs will be accelerated in certain circumstances following a change in control, or a qualifying termination, subject to the terms and conditions set forth in the Time-based Award Agreement.

The foregoing descriptions of the Award Agreements do not purport to be complete and are qualified in its entirety by reference to the form Award Agreements, copies of which are filed as Exhibits 10.1 and 10.2 to this Form 8-K and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.
(d)Exhibits:
The following exhibits are attached with this current report on Form 8-K:

Exhibit No.	Description
10.1+	Form of Performance Restricted Stock Unit Agreement
10.2+	Form of Time-based Restricted Stock Unit Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

+    Indicates management compensatory plan or arrangement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR Atleos Corporation

By:	/s/ Ricardo Nuñez
Ricardo Nuñez
Executive Vice President, General Counsel and Corporate Secretary
Date: February 14, 2024